Exhibit 99.2

 ARISE Topline Results  September 5, 2023

 Forward Looking Statement  Forward Looking Statements  This presentation contains forward-looking statements that involve substantial risks and uncertainties. "Forward-looking statements," as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "intends," "potential," "continues," and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements.     The forward-looking statements in this presentation are based upon the Company's current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company's actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timings discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to obtain, or delays in obtaining, regulatory approvals for ARIKAYCE outside the U.S., Europe or Japan; failure to successfully commercialize ARIKAYCE, the Company's only approved product, in the U.S., Europe or Japan (amikacin liposome inhalation suspension, Liposomal 590 mg Nebuliser Dispersion, and amikacin sulfate inhalation drug product, respectively), or to maintain U.S., European or Japanese approval for ARIKAYCE; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises;  uncertainties in the degree of market acceptance of ARIKAYCE by physicians, patients, third-party payors and others in the healthcare community; the Company's inability to obtain full approval of ARIKAYCE from the FDA, including the risk that the Company will not successfully or in a timely manner complete the confirmatory post-marketing clinical trial required for full approval of ARIKAYCE; inability of the Company, PARI or the Company's other third-party manufacturers to comply with regulatory requirements related to ARIKAYCE or the Lamira® Nebulizer System; the Company's inability to obtain adequate reimbursement from government or third-party payors for ARIKAYCE or acceptable prices for ARIKAYCE; development of unexpected safety or efficacy concerns related to ARIKAYCE; failure to obtain regulatory approval to expand ARIKAYCE's indication to a broader patient population; failure to successfully conduct future clinical trials for ARIKAYCE due to the Company's limited experience in conducting preclinical development activities and clinical trials necessary for regulatory approval and its potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval, among other things; risks that the Company's clinical studies will be delayed or that serious side effects will be identified during drug development; and failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE for commercial or clinical needs, to conduct the Company's clinical trials, or to comply with the Company's agreements or laws and regulations that impact the Company's business or agreements with the Company.     The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company's forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company's business, please see the factors discussed in Item 1A, "Risk Factors," in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent Company filings with the Securities and Exchange Commission (SEC).     The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation, except as specifically required by law and the rules of the SEC, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

 Opening Remarks  Will Lewis  Chair & Chief Executive Officer

ARISE Data Exactly What We Had Hoped

Revisiting What "Good" Data Look Like for This Study

What We *Wanted* to See		What We *Actually* Saw
PRO Works & Can be Used for Ph3 ENCORE Without Significant Changes	→	QOL-B Respiratory PRO Works; Plan to use ***Without Any Changes***
Numerical Trend Favors ARIKAYCE Arm Over Control for Culture Conversion	→	***Nominally Statistically Significant**** Difference (p=0.001) in Culture Conversion at Month 7; Faster, Greater and More Durable
Numerical Trend Favors ARIKAYCE Arm Over Control for PRO Tool	→	***Strong*** Numerical Trend Observed for QOL-B Respiratory PRO
Correlation Between Culture and PRO NOT Necessary or Expected	→	***Nominally Statistically Significant**** Respiratory PRO Score Improvement (p=<0.05) in ARIKAYCE Patients Who Converted vs. Nonconverters
Safe & Well-Tolerated	→	***No new or unexpected*** safety events observed in ARISE

PRO: patient-reported outcome; QOL-B: Quality of Life-Bronchiectasis Respiratory Domain questionnaire

* "Nominally statistically significant" because no hierarchical testing or adjustment for multiplicity was conducted in ARISE.

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 ARISE Results  Martina Flammer  Chief Medical Officer

 ARISE Designed to Evaluate PRO Performance for Use as the Primary Endpoint for ENCORE  PRO: patient-reported outcomes; MAC: Mycobacterium avium complex; ALIS: amikacin liposome inhalation suspension;   AZI: azithromycin; ELC: empty liposome control; ETH: ethambutol; EOT: end of treatment; EOS: end of study  Adults with non-cavitary lung disease and new MAC lung infection  1:1 Randomization  N=99  ALIS + AZI + ETH  ELC + AZI + ETH  Primary Objective: PRO Validation for Use in Patients with MAC Lung Disease  Secondary Objectives: Safety & Microbiological/Culture Conversion  Exploratory Objectives: Between-Group Differences for PRO Scores and for Culture Conversion endpoints  EOSMonth 7  EOTMonth 6  Off treatment  Off treatment  Month 0

 PRO Works! QOL-B Respiratory Score Changes* Show Clear Separation When PGI-S Category Improved vs. No Change or Decline  Estimated Meaningful Score Difference for QOL-B Resp. in MAC patients is +14.8 points  QOL-B: Quality of Life-Bronchiectasis Respiratory Domain questionnaire; PGI-S: Patient Global Impression of Severity;   MAC: Mycobacterium avium complex; * Includes patient data from both the treatment and control arm of the ARISE study  Estimated Meaningful Score Difference Region is +12.2 to +16.7 points

Comparison Between Treatment Arms Shows Clear Favorable Trend for ARIKAYCE Arm

	QOL-B Respiratory Domain		
	ALIS+AZI+ETH *N=48*	ELC+AZI+ETH *N=51*	Difference
# of Participants Evaluated for Change from Baseline to Month 7	43	48	
# of Missing Change from Baseline to Month 7 Value	5	3	
Change in PRO Score from Baseline to Month 7 (LS-Mean)	12.24	7.76	4.48
(95% Confidence Interval)	(7.96, 16.53)	(3.76, 11.77)	(-0.97, 9.93)
p-value			0.1073

ITT analysis with multiple imputation for missing data
ANCOVA model includes change from baseline as response variable and treatment, baseline Resp Score, and history of MAC lung infection as independent variables.

ALIS: amikacin liposome inhalation suspension; AZI: azithromycin; ELC: empty liposome control; ETH: ethambutol;
LS: least-squares; QOL-B: Quality of Life-Bronchiectasis Respiratory Domain questionnaire: PRO: patient-reported outcome

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 QOL-B Respiratory Score Changes from Baseline to Month 7 Show Clear Separation for ARIKAYCE Group  Estimated Meaningful Score Difference for QOL-B Resp. in MAC patients is +14.8 points  CDF: cumulative distribution function; ALIS: amikacin liposome inhalation suspension; AZI: azithromycin; ELC: empty liposome control;   ETH: ethambutol; QOL-B: Quality of Life-Bronchiectasis Respiratory Domain questionnaire; MAC: Mycobacterium avium complex  43.8% of patients in ARIKAYCE arm achieved >14.8-point improvement   33.3% of patients in control arm achieved >14.8-point improvement  Estimated Meaningful Score Difference Region is +12.2 to +16.7 points

 Significantly* Higher, More Persistent Culture Conversion in ARIKAYCE Arm  Difference at Month 7 Nominally Statistically Significant*  (p-value = 0.0010)  ALIS: amikacin liposome inhalation suspension; AZI: azithromycin; ELC: empty liposome control; ETH: ethambutol  * “Nominally statistically significant” because no hierarchical testing or adjustment for multiplicity was conducted in ARISE.  Proportions estimated by Standardized Logistic Regression with treatment group and History of MAC Lung Infection as factors in the model with multiple imputation for missing data.

 For Those Who Achieved Culture Conversion, Patients in ARIKAYCE Arm Converted Faster  ALIS: amikacin liposome inhalation suspension; AZI: azithromycin; ELC: empty liposome control; ETH: ethambutol  ~74% of converters on ARIKAYCE achieved clinical conversion at the first possible time point (Month 2) vs. ~47% for the control arm

Correlation Shown Between Culture Conversion and QOL-B Respiratory Score Changes in ARIKAYCE Arm

	ALIS+AZI+ETH (N=48)		
	Culture Converted by Month 6	Not Culture Converted by Month 6	Difference
Change in QOL-B Resp. Score (Baseline to Month 7)	+15.74	+3.53	**+12.21**
(95% Confidence Interval)	(+11.45, +20.03)	(-5.34, +12.41)	(+2.33, +22.08)
p-value			**0.0167**
	Culture Converted by Month 7	Not Culture Converted by Month 7	Difference
Change in QOL-B Resp. Score (Baseline to Month 7)	+14.89	+4.50	**+10.39**
(95% Confidence Interval)	(+10.47, +19.31)	(-4.40, +13.40)	(+0.42, +20.37)
p-value			**0.0416**

ANCOVA model includes change from baseline as the response variable and baseline Resp Score, and culture conversion status as independent variables using observed data.

ALIS: amikacin liposome inhalation suspension; AZI: azithromycin; ETH: ethambutol;
LS: least-squares; QOL-B: Quality of Life-Bronchiectasis Respiratory Domain questionnaire

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ALIS+AZI+ETH  N=48  ELC+AZI+ETH  N=51  Total  N=99  Study completion (%)  44 (91.7)  48 (94.1)  92 (92.9)  Treatment completion with all 3 drugs (%)  35 (72.9)  47 (92.2)  82 (82.8)   Early ALIS/ELC discontinuation (%)  11 (22.9)  4 (7.8)  15 (15.2)  Any TEAE (%)  44 (91.7)  41 (80.4)  85 (85.9)   Dysphonia (%)  20 (41.7)  2 (3.9)  22 (22.2)   Cough (%)  13 (27.1)  4 (7.8)  17 (17.2)   Diarrhea (%)  13 (27.1)  13 (25.5)  26 (26.3)   COVID-19 (%)   6 (12.5)  5 (9.8)  11 (11.1)  # Participants with Serious TEAE (%)  7 (14.6)  3 (5.9)  10 (10.1)  No New or Unexpected Safety Signals in ARISE  ALIS: amikacin liposome inhalation suspension; AZI: azithromycin; ELC: empty liposome control; ETH: ethambutol;   TEAE: treatment-emergent adverse event; EAR: exposure adjusted incidence rate  All serious TEAEs unrelated to ARIKAYCE

 Key Opinion Leader Insights  Charles Daley, M.D.  Chief, Division of Mycobacterial & Respiratory Infections at National Jewish Health  Lead Investigator, ARISE

 Culture conversion is of paramount importance to prescribers; results exceeded expectations  Unprecedented PRO results in NTM MAC patients; correlation with culture conversion is encouraging  These data, if approved, would support ARIKAYCE as a new standard of care for newly diagnosed NTM MAC  ARISE Data is Game-Changing  PRO: patient-reported outcome; NTM: nontuberculous mycobacteria; MAC: Mycobacterium avium complex

 Closing Remarks  Will Lewis  Chair & Chief Executive Officer

 Clear Path to Success in Registrational ENCORE Trial  Correlation between Culture Conversion and PRO Improvement*  Unambiguous Success: Key Takeaways from the ARISE Trial  PRO Works With No Modifications Needed  Meaningfully Larger PRO Score Improvements in ARIKAYCE Arm  Culture Conversion Nominally Statistically* Higher for ARIKAYCE Arm  PRO: patient-reported outcome; * “Nominally statistically significant” because no hierarchical testing or adjustment for multiplicity was conducted in ARISE.  Approach Global Regulatory Authorities about Possibility of Accelerated Approval Based on ARISE data  Consistent Safety Profile Observed with Lower Discontinuation Rates